Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. EXHIBIT 10.15 SECURITIES PURCHASE AGREEMENT THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 18, 2026, is between ENERGY VAULT HOLDINGS, INC., a company incorporated under the laws of the State of Delaware, with principal executive offices located at 4165 East Thousand Oaks Blvd., Suite 100, Westlake Village, CA, 91362 (the “Company”), and each of the investors listed on the Schedule of Buyers attached as Schedule I hereto (individually, a “Buyer” and collectively the “Buyers”). WITNESSETH WHEREAS, the Company and each Buyer desire to enter into this Agreement for the Company to sell and the Buyers to purchase one or more Convertible Debentures (as defined below) pursuant to an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D (“Regulation D”) promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder; WHEREAS, upon the terms and conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase convertible debentures in the form attached hereto as “Exhibit A” (the “AR Convertible Debentures”) in the aggregate initial committed principal amount of up to $42,000,000.00 (the “AR Subscription Amount”), which AR Subscription Amount, following repayment of the principal obligations under the AR Convertible Debentures, may be subsequently increased upon the mutual agreement of the applicable Buyer and the Company as herein provided (any such increase to be evidenced by an additional AR Convertible Debenture); WHEREAS, upon the terms and conditions contained herein, the Company may issue and sell to the Buyer(s), as provided herein, and the Buyer(s) may purchase convertible debentures in substantially the form attached hereto as “Exhibit B” (or as otherwise may be mutually agreed upon by the applicable Buyer and the Company, the “LC Convertible Debentures”; and the AR Convertible Debentures and the LC Convertible Debentures herein referred to, collectively, as the “Convertible Debentures” and, each individually, as a “Convertible Debenture”)) in the aggregate principal amount to be agreed upon between the Company and the Buyers from time to time and (the “LC Subscription Amount”; and the AR Subscription Amount and the LC Subscription Amount herein referred to, collectively, as the “Subscription Amounts”, and each individually, as a “Subscription Amount”)); WHEREAS, each Convertible Debenture shall be convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Shares”) (as converted, the “Conversion Shares”), and shall be purchased as herein provided at a purchase price equal to 95% of the applicable Subscription Amount (the “Purchase Price”) in the respective amounts set forth opposite such Buyer(s) name on Schedule I to this Agreement; WHEREAS, the initial AR Subscription Amount shall be purchased upon the signing of this Agreement (the “First Closing”) and, if the applicable Buyer(s) and the Company agree to increase the AR Subscription Amount as provided herein or if the applicable Buyer(s) and the

2 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. Company agree to sell and purchase any LC Convertible Debentures as provided herein, such additional amount(s) shall be purchased at one or more subsequent closing(s) (each a “Subsequent Closing”; and the First Closing and each Subsequent Closing, collectively referred to herein as the (“Closings”) and, each individually, a (“Closing”)); WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is delivering Irrevocable Transfer Agent Instructions (the “Irrevocable Transfer Agent Instructions”) to its transfer agent in the form attached hereto as “Exhibit C;” and WHEREAS, the Convertible Debentures and the Conversion Shares are collectively referred to herein as the “Securities.” AGREEMENT NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows: 1. PURCHASE AND SALE OF CONVERTIBLE DEBENTURES. (a) Purchase of Convertible Debentures. Subject to the satisfaction (or waiver in accordance with the terms of Section 9(k)) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company at each Closing, Convertible Debentures with principal amounts corresponding to the Subscription Amounts set forth opposite each Buyer’s name on Schedule I attached hereto (as such Schedule I may be amended following the First Closing by the applicable Buyer(s) to acknowledge the Subscription Amount for the AR Debentures to be increased as herein provided or for any purchase of any LC Debentures agreed to by the applicable Buyer in its discretion, provided that the aggregate Subscription Amount that may be purchased and sold under this Agreement shall not exceed $75,000,000). The right of the Company to offer to sell a Convertible Debenture to any Buyer hereunder, and the right of any Buyer to agree to purchase any Convertible Debenture hereunder shall terminate on May 14, 2027. (b) Closing Dates. Each Closing shall occur remotely by conference call and electronic delivery of documentation. The date and time of each Closing shall be as follows: (i) the First Closing shall be 10:00 a.m., New York time, on the first Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (in accordance with the terms of Section 9(k)) (or such other date as is mutually agreed to by the Company and each Buyer) (the “First Closing Date”), and (ii) at the applicable Buyer(s) sole discretion, any subsequent Closing shall be 10:00 a.m., New York time, on the date mutually agreed to between the Company and such Buyer(s), provided the conditions to the Closing set forth in Sections 6 and 7 below and such other conditions required by the applicable Buyer(s) are satisfied or waived (in accordance with the terms of Section 9(k)) (or such other date as is mutually agreed to by the Company and each Buyer) (a “Subsequent Closing Date” and collectively with the First Closing Date, the “Closing Dates”). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

3 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (c) Form of Payment; Deliveries. Subject to the satisfaction (or waiver in accordance with the terms of Section 9(k)) of the terms and conditions of this Agreement, on each Closing Date, (i) the Buyers shall deliver to the Company, in immediately available funds to a bank account designated in writing by the Company, the Purchase Price for the Convertible Debentures to be issued and sold to such Buyer at such Closing, minus any reasonable and documented fees or expenses to be paid directly from the proceeds of such Closing as set forth herein, and (ii) the Company shall deliver to each Buyer the Convertible Debenture which such Buyer is purchasing at such Closing with a principal amount corresponding with the Subscription Amount set forth opposite such Buyer’s name on Schedule I hereto, duly executed on behalf of the Company. (d) Maximum Shares. Notwithstanding anything in this Agreement to the contrary, the Company shall not issue any Common Shares pursuant to the transactions contemplated hereby or any other Transaction Documents (as defined below) if the issuance of Common Shares, together with any Common Shares issued in connection with any other related transactions that may be considered part of the same series of transactions, would exceed the aggregate number of Common Shares that the Company may issue in a transaction in compliance with the Company’s obligations under the rules or regulations of the New York Stock Exchange (“NYSE”) (the number of shares which may be issued without violating such rules and regulations is 33,251,333, which the Company represents to the Buyers is 19.99% of the number of Common Shares outstanding as of September 22, 2025) without the need to obtain the approval of its stockholders as may be required by the applicable rules of the NYSE for issuances of Common Shares (the number of shares which may be issued without violating such rules and regulations shall be referred to as the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the NYSE for issuances of Common Shares in excess of such amount or (B) obtains advice from outside counsel to the Company that such approval is not required. The Exchange Cap shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction. 2. BUYER’S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of each Closing Date: (a) Investment Purpose. Each Buyer is acquiring the Securities for its own account for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement covering such Securities or an available exemption under the Securities Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities in violation of applicable securities laws. As used herein, “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

4 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (b) Accredited Investor Status. Each Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D. (c) Reliance on Exemptions. Each Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities. (d) Information. Each Buyer and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Buyer deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Securities involves a high degree of risk. Each Buyer understands that nothing in this Agreement or any other material presented by or on behalf of the Company to any Buyer in connection with the purchase of the Securities constitutes legal, tax, or investment advice. Each Buyer has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and each Buyer has had an opportunity to seek and has sought such accounting, legal and tax advice from its own advisors as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Each Buyer acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities. Each Buyer acknowledges that it (i) is a sophisticated investor, experienced in investing in business and financial transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating its purchase of the Securities. Alone, or together with any professional advisor(s), each Buyer represents and acknowledges that such Buyer has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for such Buyer and that such Buyer is able at this time and in the foreseeable future to bear the economic risk of a loss of the Buyer’s investment in the Company. (e) Transfer or Resale. Each Buyer understands that: (i) the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) such Buyer provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, “Rule 144”), in each case

5 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. following the applicable holding period set forth therein; and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(e). (f) Legends. Each Buyer agrees to the imprinting, so long as its required by this Section 2(f), of a restrictive legend on the Securities in substantially the following form: THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THOSE SECURITIES INTO WHICH THEY ARE CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES AND THOSE SECURITIES INTO WHICH THEY ARE CONVERTIBLE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. Certificates evidencing the Conversion Shares shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Conversion Shares pursuant to Rule 144, (iii) if such Conversion Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Trading Days (or such earlier date as required pursuant to the Exchange Act (as defined below) or other applicable law, rule or regulation for the settlement of a trade initiated on the date such Buyer delivers such legended certificate representing such securities to the Company) following the delivery by a Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such securities (endorsed or with stock powers attached, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be required

6 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. above in this Section 2(f), as directed by such Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program, credit the aggregate number of shares of Common Shares to which such Buyer shall be entitled to such Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to such Buyer, a certificate representing such securities that is free from all restrictive and other legends, registered in the name of such Buyer or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith. The Buyer agrees that the removal of a restrictive legend from certificates representing Securities as set forth in this Section 2(f) is predicated upon the Company’s reliance that the Buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein. (g) Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. (h) Authorization, Enforcement. The Transaction Documents to which each such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. (i) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a material violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below) on the ability of such Buyer to perform its obligations hereunder. (j) Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company’s agents regarding the specific

7 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer. (k) No General Solicitation. Each Buyer is not purchasing or acquiring the Securities as a result of any general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. (l) Not an Affiliate. Each Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) a “beneficial owner” of more than 10% of the shares of Common Shares (as defined for purposes of Rule 13d3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). (m) Not a Specified Foreign Entity or Foreign-Influenced Entity. The Buyer is neither a “specified foreign entity” nor a “foreign-influenced entity” (as such terms are defined in Section 7701(a)(51)(B) or (D), as applicable, of the Internal Revenue Code of 1986, as amended (the “Code”), or in temporary, proposed or final United States Treasury Regulations or other guidance promulgated or proposed thereunder or issued in respect thereof). 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SUBSIDIARIES. Except as set forth (i) under the corresponding section of the disclosure schedule (dated as of the date of this Agreement) delivered to the Buyer by the Company on the date of this Agreement (the “Disclosure Schedule”) which Disclosure Schedule shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, or (ii) in the SEC Documents (as defined below) that are available on the SEC’s website through the EDGAR system at least one (1) Business Day prior to the date of this Agreement (unless the context provides otherwise), the Company hereby makes the representations and warranties set forth below to each Buyer: (a) Organization and Qualification. Each of the Company, Energy Vault, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Energy Vault”), and each other Guarantor (as defined below) is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction in which such Person is formed and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company, Energy Vault and each other Guarantor is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, (A) “Guarantor” means each Person who signs a guaranty in favor of a Buyer to guarantee or which purports to guarantee the obligations of the Company and the other “Guarantors” under the Transaction Documents and (B) “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and Energy Vault, Inc., taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction

8 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith, (iii) the authority or ability of the Company, Energy Vault or any other Guarantor to perform any of its obligations under any of the Transaction Documents or (iv) on the Collateral under the Security Documents. “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.” (b) Authorization; Enforcement; Validity. The Company and each Guarantor has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, and the Company has the requisite corporate power and authority to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and each Guarantor and the consummation by the Company and each Guarantor of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Convertible Debentures), have been duly authorized by the Company’s and such Guarantor’s board of directors (or other applicable governing body). This Agreement has been, and the other Transaction Documents to which the Company or any Guarantor is a party will be prior to the Closing, duly executed and delivered by the Company and such Guarantor, and each constitutes the legal, valid and binding obligations of the Company and such Guarantor, enforceable against the Company and such Guarantor in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. As used herein, (a) “Transaction Documents” means, collectively, this Agreement, the Convertible Debentures, the Irrevocable Transfer Agent Instructions, each Guaranty Agreement (as defined below), each Security Document (as defined below) and each of the other agreements and instruments entered into by the Company or any Guarantor or delivered by the Company or any Guarantor in connection with the transactions contemplated hereby and thereby, as may be amended, restated, supplemented or otherwise modified from time to time; (b) “Security Documents” means, collectively, (i) a guaranty and security agreement, in form, scope and substance reasonably satisfactory to the Buyer(s) (a “GSA”) executed by the Company and each Guarantor, (ii) each other agreement, instrument or document entered into by the Company or any Guarantor to grant a security interest in the assets and properties of the Company or such Guarantor in favor of the Buyer(s) as herein provided, (iii) all filings made in connection with any of the foregoing to perfect such interests, and (iv) any other document pursuant to which a security interest or pledge is made in favor of the Buyer(s) to security the obligations arising under the Transaction Documents; in each case, as amended, restated, supplemented, or otherwise modified from time to time; and (c) “Guaranty Agreement” means, collectively and individually, (1) Section 2.01 of the GSA and (ii) each other guaranty arrangement or guaranty agreement, in form scope and substance reasonably satisfactory to the Buyer(s); in each case, as amended, restated, supplemented or otherwise modified from time to time. (c) Issuance of Securities. The issuance of the Securities has been duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents the

9 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. Securities shall be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, liens for taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of each Closing Date, the Company shall have reserved from its duly authorized capital stock not less than the Required Reserve Amount (as defined herein). Upon issuance or conversion in accordance with the Convertible Debentures, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Shares. (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and each Guarantor and the consummation by the Company and such Guarantor of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the Conversion Shares, and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Articles of Incorporation (as defined below), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company’s incorporation or in which it or its subsidiaries operate and the rules and regulations of the New York Stock Exchange (the “Principal Market,” provided however, that in the event the Company’s Common Shares is ever listed or traded on any of the Nasdaq Capital Market, the NYSE American, the Nasdaq Global Select Market or the Nasdaq Global Market, the “Principal Market” shall mean that market on which the Common Shares is then listed or traded) and including all applicable laws, rules and regulations of the jurisdiction of incorporation of the Company) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, and in the case of (ii) or (iii) which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (e) Consents. Assuming the accuracy of each Buyer’s representations and warranties in Section 2, the Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any federal or state securities agencies and any filings as may be required by the Principal Market), any Governmental Entity (as defined below) or any regulatory or selfregulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof, the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to each Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the

10 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Shares in the foreseeable future. The Company has notified the Principal Market of the issuance of all of the Securities hereunder, which the Company does not anticipate to require obtaining the approval of the shareholders of the Company or any other Person or Governmental Entity. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasigovernmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multinational organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing, in each case with competent jurisdiction. (f) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the Common Shares (as defined for purposes of Rule 13d3 of the Exchange Act). The Company further acknowledges that no Buyer (nor any affiliate of any Buyer) is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives. (g) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of shareholders of the Company under any applicable shareholders approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company. (h) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges its obligation to issue the Conversion Shares upon conversion of the Convertible Debentures in accordance with the terms thereof is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

11 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (i) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholders, business combination, poison pill (including, without limitation, any distribution under a rights agreement), shareholders rights plan or other similar antitakeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. (j) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”), it being understood, for the avoidance of doubt, that the timely filing of the SEC Documents includes any documents filed by any permitted filing deadline extension under Rule 12b-25 of the Exchange Act. The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete (except to the extent that the Company has redacted portions of such copies in accordance with applicable laws) copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal yearend audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(d) or in the Disclosure Schedule to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the

12 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements. (k) Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no Material Adverse Effect. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(k), “Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below) or (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured. (l) No Undisclosed Events, Liabilities, Developments or Circumstances. Except as has been disclosed in the Company’s SEC Documents, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur specific to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Shares and which has not been publicly announced, (ii) would have a material adverse effect on any Buyer’s investment hereunder or (iii) would reasonably be expected to have a Material Adverse Effect. (m) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Articles of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for violations which would not reasonably be expected to have a Material Adverse Effect. During the one year prior to the date hereof, (i) the Common Shares have been listed or designated for

13 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. quotation on the Principal Market, (ii) trading in the Common Shares has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Shares from the Principal Market, which has not been publicly disclosed. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries. (n) Foreign Corrupt Practices. None of the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee, nor any other Person acting for or on behalf of the Company or any of its Subsidiaries (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA) or any other applicable antibribery or anticorruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other Person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any Person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose, in violation of applicable law, of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries. (o) Equity Capitalization. (i) Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 500,000,000 shares of common stock, of which, 178,221,198 are issued and outstanding and (B) 5,000,000 shares of preferred stock, none of which are issued and outstanding. As of the date hereof, the Company has reserved 121,845,343 Common Shares for issuance to parties or Persons other than the Buyers. (ii) Valid Issuance; Available Shares. All of such outstanding shares are duly authorized and have been validly issued and are fully paid and nonassessable. Set forth in a

14 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. Disclosure Schedule to this Agreement is the number of Common Shares that are (A) reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Convertible Debentures) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the Securities Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Shares are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, other than Robert Piconi, the Company’s Chairman, Co-Founder and Chief Executive Officer, no Person owns 10% or more of the Company’s issued and outstanding Common Shares (calculated based on the assumption that all Convertible Securities (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% shareholder for purposes of federal securities laws). “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Shares) or any of its Subsidiaries. (iii) Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has entered into any Variable Rate Transaction. (iv) Organizational Documents. The Company has furnished to the Buyers or filed on EDGAR true, correct and complete copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all convertible securities and the material rights of the holders thereof in respect thereto.

15 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (p) Indebtedness; Liens and Other Contracts. Other than as set forth in a Disclosure Schedule to this Agreement, neither the Company nor any of its Subsidiaries, (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, other than the Existing Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any Liens outstanding or any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries, other than the Existing Indebtedness or any Permitted Liens, (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not give rise to a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication, (A) all obligations and indebtedness or liabilities for borrowed money and all obligations evidenced by notes, bonds, debentures, loan agreements or other similar instruments, including obligations so evidenced that were incurred in connection with the acquisition of property, assets or businesses, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP and “earnouts”) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all direct or contingent obligations with respect to (i) letters of credit, bankers’ acceptance, demand guarantees and similar undertakings, and (ii) surety bonds, performance bonds and other similar instruments, (D) all obligations created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired, whether or not such obligations shall have been assumed by such Person or is limited recourse, (E) net obligations under any hedging agreements or other interest rate management device, foreign currency exchange agreement, currency swap agreement or any similar agreement, (F) all Disqualified Stock of such Person, (G) all Contingent Obligations in respect of indebtedness, obligations or liabilities of others of the kinds referred to in clauses (A) through (F) herein. As used herein, “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto. “Disqualified Stock” means, as to any Person, any shares, units, membership interests, limited liability company interests, general or limited partnership interests, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock or other equity security (for purposes of the definition of “Disqualified Stock” herein, “Stock”), which, by

16 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. its terms (or by the terms of any security or other Stock into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely as a result of a change control or asset sale; provided that the terms of such Stock provide that such Stock shall not redeemed or repurchased prior to the earlier of (1) the latest date the Convertible Debentures mature or (2) the latest date the Convertible Debentures have been redeemed in full), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days following the latest date the Convertible Debentures mature, (b) is convertible into or exchangeable for (i) debt securities or (ii) any Stock referred to in (a) above, in each case, at any time on or prior to the date that is ninety-one (91) days following the latest date the Convertible Debentures mature at the time such Stock was issued, or (c) is entitled to receive scheduled dividends or distributions in cash prior to the date that is ninety-one (91) days following the latest date that the Convertible Debentures mature. (q) Litigation. Other than as set forth in a Disclosure Schedule to this Agreement, there is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, selfregulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Shares or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which would reasonably be expected to result in a Material Adverse Effect. After reasonable inquiry of its employees, the Company is not aware of any event which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is the subject of any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would reasonably be expected to result in a Material Adverse Effect. (r) Intellectual Property Rights. To the Company’s knowledge, the Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. Each of the patents owned by the Company or any of its Subsidiaries is set forth in a Disclosure Schedule to this Agreement. Except as set forth in such Disclosure Schedule, none of the Company’s Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement; provided, however, that the Company may, in its sole discretion, choose to abandon any Intellectual Property Rights if such abandonment, taken individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights violations

17 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. that would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights. (s) Environmental Laws. Except, in each case, as would not be reasonably anticipated to have a Material Adverse Effect, the Company and the Subsidiaries (a) are in compliance with any and all applicable laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, (b) have received and hold all material permits, licenses or other approvals required of them under all such laws to conduct their respective businesses and (c) are in compliance with all material terms and conditions of any such permit, license or approval. (t) Taxes. Except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each of its Subsidiaries: (i) has filed all U.S. federal, state and local and non-U.S. tax returns required to be filed by it in any jurisdiction in which it is subject to tax, (ii) has paid all taxes and other governmental assessments and charges in the nature of a tax that are shown or determined to be due on such tax returns, except those being contested in good faith, and (iii) has not received written notice of any unpaid taxes claimed to be due by the taxing authority of any jurisdiction in which the Company currently files a tax returns or has operations. (u) Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, as applicable, is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

18 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (v) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended. (w) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. (x) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries. (y) Registration Eligibility. The Company is eligible to register the resale of the Conversion Shares by the Buyers using Form S3 promulgated under the Securities Act. (z) Shell Company Status. The Company is not, and since February 11, 2022, has not been an issuer identified in, or subject to, Rule 144(i). (aa) Sanctions Matters. None of the Company nor any of its Subsidiaries or, to the knowledge of the Company, any director, officer or controlled affiliate of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea, Zaporizhzhia and Kherson regions, the Donetsk People’s Republic and Luhansk People’s Republic in Ukraine, Cuba, Iran, North Korea, Russia, Sudan and Syria (the “Sanctioned Countries”)). Neither the Company nor any of its Subsidiaries nor any director, officer or controlled affiliate of the Company or any of its Subsidiaries, has ever had funds blocked by a United States bank or financial institution, temporarily or otherwise, as a result of OFAC concerns. (bb) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that

19 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. constitutes material, nonpublic information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. All disclosures provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries, taken as a whole, are true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Buyers have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). (cc) No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities. (dd) Private Placement. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Buyers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market. (ee) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder. (ff) Other Covered Persons. The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

20 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (gg) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof. (hh) Security Documents. The representations and warranties set forth in each of the Security Documents are true and correct as therein provided. (ii) Equity Ownership. Energy Vault is a wholly owned, direct subsidiary of the Company. Each of Energy Vault SA, a Swiss corporation (“EV SA”) and Energy Vault Pty Ltd., an Australian corporation (“EV Australia”) is a wholly owned, direct subsidiary of Energy Vault. As used herein, “EV Parties” means, collectively, the Company, Energy Vault, EV SA, EV Australia and any other subsidiary of the Company that becomes a party to the GSA, any Guaranty Agreement or any other Security Document under Section 4(o) hereof, and “EV Party” means any one of them (notwithstanding the foregoing, the inclusion of EV SA and EV Australia as an EV Party is subject to the satisfaction of the post-closing obligation relating to such parties as set forth on Schedule II in paragraph 2 therein). (jj) South African Project. The Company represents and warrants that the development of the gravity storage system at the Hendrina Power Station in Mpumalanga province, South Africa (the “South African Project”) is a project owned and managed by the Company, and no other subsidiary of the Company has an ownership or other financial stake in such South African Project. 4. COVENANTS. (a) Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers. (b) Reporting Status. For the period beginning on the date hereof, and ending 6 months after the date on which all the Convertible Debentures are no longer outstanding (the “Reporting Period”), the Company shall use commercially reasonable efforts to file on a timely basis all

21 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. reports required to be filed with the SEC pursuant to the Exchange Act (it being understood, that, for the avoidance of doubt, the timely filing of the SEC Documents includes any documents filed by permitted filing deadline extension under Rule 12b-25 under the Exchange Act), and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. (c) Use of Proceeds. The proceeds of the LC Convertible Debentures shall only be used to cash collateralize one or more Letters of Credit issued by HSBC Bank (or another financial institution reasonably acceptable to the Buyers) to certain suppliers of the Company and its Subsidiaries in connection with the development of projects under the EEQ Business (as defined in the Convertible Debentures). Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company or to make any payments in respect of any related party debt. Neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the transactions contemplated herein, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (a) for the purpose of funding or facilitating any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions or applicable laws by any Person (including any Person participating in the transactions contemplated by this Agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, neither the Company nor any of its Subsidiaries has engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country. The Company shall not, without the prior written consent of the Buyer, loan, invest, transfer or “downstream” any cash proceeds, or assets or property acquired with cash proceeds from the issuance and sale of the Convertible Debentures to any Subsidiary other than Energy Vault, Inc., which shall enter into a guarantee in a form acceptable to the Buyer (a “Subsidiary Guaranty”), unless the Buyer and such Subsidiary enter into Subsidiary Guaranty. (d) Listing. To the extent applicable, the Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Securities (as defined below) on the Principal Market, subject to official notice of issuance, and shall use reasonable efforts to maintain such listing or designation for quotation (as the case may be) of all Underlying Securities from time to time issuable under the terms of the Transaction Documents on such Principal Market for the Reporting Period. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Shares on a Principal Market during the Reporting Period. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(d). “Underlying Securities” means the (i) the Conversion Shares, and (ii) any common shares of the Company issued or issuable with respect to the Conversion Shares, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Shares are converted or exchanged without regard to any limitations on conversion of the Convertible Debentures.

22 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (e) Upfront Payment and Fees. Prior to the date hereof, Company has made to YA II PN, Ltd., as the lead Buyer (“Yorkville”), an unallocated upfront payment of $125,000. Upon the presentment of customary invoices, the Company shall reimburse Yorkville for fees actually incurred by its outside legal counsel in connection with the negotiation, execution, and delivery of the Transaction Documents and the transactions contemplated thereby, in an amount not to exceed $250,000. (f) Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that, subject to compliance with applicable federal and state securities laws, the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer. (g) Disclosure of Transactions and Other Material Information. (i) Disclosure of Transactions. The Company shall, on or before the first Business Day after the date of this Agreement, file with the SEC a current report on Form 8-K (or Quarterly Report on Form 10-Q) describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and the Company will attach all the material Transaction Documents (including, required exhibits, the “Current Report”) pursuant to the filing timelines specified in the Exchange Act. From and after the filing of the Current Report, the Company shall have publicly disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Current Report, the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated by the Transaction Documents under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate. (ii) Limitations on Disclosure. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without first obtaining the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion). To the extent that the Company delivers any material, non-public information to a Buyer without such Buyer’s consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise.

23 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (h) Reservation of Shares. So long as any of the Convertible Debentures or any of the Existing Convertible Debentures (as defined below) remain outstanding, the Company shall have reserved from its duly authorized capital stock, and shall have instructed its transfer agent to irrevocably reserve, the maximum number of shares of Common Shares issuable upon (i) conversion of all Convertible Debentures (assuming for purposes hereof that (x) such Convertible Debentures are convertible at the Floor Price (as defined therein) as of the date of determination and conversion of all Existing Convertible Debentures (subject to the assumptions and terms set forth in the Existing Securities Purchase Agreement (as defined below) and (y) any such conversion shall not take into account any limitations on the conversion of the Convertible Debentures or any limitations on the conversion of the Existing Convertible Debentures) set forth therein) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Shares reserved pursuant to this Section be reduced other than proportionally in connection with any conversion and/or redemption, or reverse stock split. If at any time the number of Common Shares authorized to be issued is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, recommending that stockholders vote in favor of an increase in such authorized number of shares sufficient to meet the Required Reserve Amount. The Company shall not seek, propose, or submit for approval by its shareholders the issuance of Common Shares or other equity securities in any transaction or series of related transactions pursuant to the rules and regulations of the Principal Market, unless the Company simultaneously seeks, proposes, or submits for approval by its shareholders the issuance of all Common Shares issuable in connection with this transaction in excess of the Exchange Cap. (i) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. (j) Short Sales. (i) Except as expressly set forth below, the Buyer covenants that from and after the date hereof through and ending when no Convertible Debentures remain outstanding (the “Restricted Period”), no Buyer or any of its officers, or any entity managed or controlled by the Buyer (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares, either for its own principal account or for the principal account of any other Restricted Person, solely to the extent such “short sale” would or does establish a net short position in the Common Shares. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) Common Shares; or (2) selling a number of Common Shares equal to the number of Underlying Shares (as defined in a Convertible Debenture) that such Restricted Person is entitled to receive, but has not yet received from the Company or the transfer agent, (A) upon the completion of a pending conversion of the Convertible Debentures for which a valid Conversion Notice (as defined in the

24 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. Convertible Debentures) has been submitted to the Company pursuant to Section 4(b) of the Convertible Debentures. (k) Trading Information. Upon the Company’s request, the Buyer agrees to provide the Company with trading reports setting forth the number and average sales prices of Conversion Shares sold the Buyer during the prior trading week. (l) Prohibited Transactions. From the date hereof until all of the Convertible Debentures have been repaid or converted into Common Shares, the Company agrees to not directly or indirectly enter into any contract, agreement or other item that would restrict or prohibit any of the Company’s obligations to the Buyer(s) under the Transaction Documents, including, without limitation, any payments required by the Company to the Buyer(s) pursuant to the Convertible Debentures. (m) Limitations on Debt, Liens and Other Matters. From the date hereof until all the Convertible Debentures have been repaid, without the prior written consent of the Buyers, the Company shall not, and shall not permit any of its subsidiaries (whether or not a subsidiary on the date hereof) to, directly or indirectly (i) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness; (ii) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Lien on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; (iii) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the holders of the Convertible Debentures; (iv) make any payments in respect of any related party debt; (v) other than any Permitted Transfers, (A) with respect to subsidiaries of the Company (other than any subsidiary that is an EV Party), transfer or sell any assets or otherwise pledge in any manner any assets (including equity interests and accounts receivable) unless in the ordinary course of business or (B) with respect to any EV Party, transfer or sell any assets or otherwise pledge in any manner any assets (including equity interests, accounts receivable or any ownership or proprietary interests in the South African Project) without the prior written consent of the Buyers; or (vi) enter into, agree to enter into, or effect any Variable Rate Transaction other than with the Yorkville or an affiliate of Yorkville. As used herein: “Domestic EV Party” means an EV Party formed or organized under the laws of the United States of America. “Existing Convertible Debentures” means those Convertible Debentures issued under the Existing Securities Purchase Agreement in favor of the “Buyer(s)” identified therein from time to time (as amended, restated, supplemented, or otherwise modified from time to time. “Existing Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of September 22, 2025 (as amended, restated, supplemented, or otherwise modified from time to time, among the Company and the Buyer(s) identified on Schedule I attached thereto. “Foreign EV Party” means any EV Party that is not a Domestic EV Party.

25 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. “Permitted Indebtedness” shall mean: (i) (A) indebtedness evidenced by the Convertible Debentures or (B) indebtedness evidenced by the Existing Convertible Debentures (as defined below); (ii) indebtedness described on Section 3(p) of the Disclosure Schedules attached hereto (the “Existing Indebtedness”) and any refinancing, renewal, or extension of such Existing Indebtedness; provided, however, that (A) the principal amount of such refinancing, renewal, or extension does not exceed the 110% of principal amount of the Existing Indebtedness outstanding as of the date of this Agreement (plus any accrued and unpaid interest and reasonable and documented fees and expenses incurred in connection therewith), (B) such refinancing, renewal, or extension does not result in an earlier maturity date or increased amortization prior to the maturity date of the Existing Indebtedness being refinanced, renewed, or extended, (C) such refinancing, renewal, or extension is not secured by any assets other than those securing the Existing Indebtedness as of the date of this Agreement, (D) the obligors in respect of such refinancing, renewal, or extension are not changed from those of the Existing Indebtedness as of the date of this Agreement and (E) the terms of such refinancing, renewal, or extension are no more restrictive, taken as a whole, than the terms of the Existing Indebtedness as in effect as of the date of this Agreement, as determined in the good faith judgment of the Company; (iii) indebtedness incurred solely for the purpose of financing the acquisition or lease of any equipment, including capital lease obligations, with no recourse other than to such equipment; (iv) indebtedness (A) which does not mature or otherwise require or permit redemption or repayment prior to or on the 91st day after the maturity date of any Convertible Debentures then outstanding; and (B) which is not secured by any assets of the Company or its subsidiaries; provided, that at the time of the incurrence thereof the Company shall deliver written notice under the Convertible Debentures to redeem in cash a principal amount that would repay the then outstanding principal outstanding under such Convertible Debentures down to $10,000,000 (unless otherwise waived by the Buyers in the sole discretion) (it being acknowledged that (A) the failure to deliver such written notice shall result in such written notice being deemed to have been delivered and (B) principal payments received as result of the redemption under this sub-clause (iv) shall be applied to the Redemption Schedule by reducing the Installment Amount of future payments coming due in reverse chronological order (i.e. starting with the latest payments first)) and the repayment of principal shall be paid directly to the Buyers from the new financing source with the proceeds of such financing and, if necessary, from unrestricted cash of the Company for any additional amounts required hereunder; (v) indebtedness associated with acquiring new intellectual property assets and licenses, so long as (A) the aggregate amount of such indebtedness incurred or assumed shall not exceed $5,000,000 at any time, (B) the proceeds thereof are paid to unrelated third party(ies) from which the Company is acquiring the assets, licenses, and other properties on an arm’s length basis on terms and conditions no less favorable to the Company or any of its subsidiaries that are obtainable with a Person which is not one of its affiliates, (C) the terms and conditions of such acquisition of new intellectual property assets and licenses are no less favorable to the Company or its subsidiaries that are obtainable with a Person which is not one of its affiliates, (D) the incurrence or assumption thereof is made on an arm’s length basis; (vi) indebtedness incurred by a Project Subsidiary solely for the purpose of financing a Project, provided that (A) such Indebtedness is non-recourse to the Company and each other Subsidiary (other than with respect to a limited recourse pledge of the equity interests of a Project Subsidiary

26 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. by the direct Subsidiary parent of the Project Subsidiary (and not, for the avoidance of doubt, by the Company at any time)) and such limited recourse pledge is non-recourse to the direct Subsidiary parent of any Project Subsidiary but for such equity interests so pledged (such limited recourse pledge arrangement herein referred to as a “Limited Recourse Pledge”), (B) such Indebtedness is secured only by the assets of the Project Subsidiary and by the pledge of the direct Subsidiary parent pursuant to the Limited Recourse Pledge and does not create a Lien on any assets of the Company or its other Subsidiaries (other than the Project Subsidiary and other than in respect of the Limited Recourse Pledge), (C) such Indebtedness does not contain any cross-default or cross- acceleration provision with respect to any Indebtedness of the Company or any of its subsidiaries (other than to other Indebtedness of the Project Subsidiary), and (D) the proceeds of such Indebtedness are used solely for the development, construction, or operation of the specific Project or the purchase of equipment for which the financing is obtained; (vii) (A) any unsecured 6418 Tax Credit Guarantees (as defined below) entered into by the Company and its Subsidiaries prior to the date of this Agreement and (B) any unsecured 6418 Tax Credit Guarantees entered into by the Company or any Subsidiary of the Company (other than a Subsidiary of the Company that is EV Party) on and after the date of this Agreement on terms and conditions and consistent with past practice, provided that the aggregate guaranteed amount of such 6418 Tax Credit Guarantees under this sub- clause (vii)(B), together with the guaranteed amount of all the Tax and Other Guarantees permitted under clause (viii)(B) below, shall not exceed $200,000,000 in the aggregate and provided that the Company and its Subsidiaries are in compliance with Section (4)(s)(v)(Redemption and Conversion Rights) of this Agreement; (viii) (A) any unsecured Tax and Other Guarantees (as defined below) entered into by the Company and its Subsidiaries prior to the date of this Agreement and (B) any unsecured Tax and Other Guarantees entered into by Subsidiaries of the Company (other than any EV Party) on and after the date of this Agreement which are provided on customary terms, provided that the aggregate guaranteed amount of such Tax and Other Guarantees under this sub-clause (viii)(B), together with the guaranteed amount of all 6418 Tax Credit Guarantees permitted under clause (vii)(B) above, shall not exceed $200,000,000 in the aggregate and provided that the Company and its Subsidiaries are in compliance with Section (4)(s)(v)(Redemption and Conversion Rights) of this Agreement; and (ix) any indebtedness (other than the indebtedness set out in (i) – (viii) above) incurred after the date hereof, provided that such indebtedness does not exceed $5,000,000 at any given time and none of the EV Parties guarantee any such indebtedness. As used herein, “6418 Tax Credit Guarantees” means unsecured guarantees provided in connection with any transfer of federal income tax credits under Section 6418 of the Code; and “Tax and Other Guarantees” means unsecured guarantees in connection with (1) a tax equity or preferred equity financing entered into by a Subsidiary of the Company or (2) project debt financing incurred by a Project Subsidiary pursuant to clause (vi) of the definition of Permitted Indebtedness; provided that such guarantees shall be limited to (A) backstopping equity contribution not yet funded for the project or projects being financed or cost overruns, in each case subject to the applicable cap set forth in the respective project finance facility, (B) backstopping tax equity or tax credit transfer bridge loans until a tax equity commitment or tax credit transfer commitment is obtained, (C) cash diversion guarantees arising from or in connection with tax equity, tax credit sale or project debt arrangements, (D) completion guarantees, and (E) backstops

27 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. or other credit support provided to support advance rates or other borrowing base components under a project debt financing. “Permitted Liens” shall mean (1) any security interest granted to the Buyers to secure the obligations under the Convertible Debentures; (2) any prior security interest granted to the Buyers; (3) existing Liens disclosed by the Company on Schedule 3(p) of the Disclosure Schedules attached hereto; (4) inchoate Liens for taxes, assessments or governmental charges or levies not yet due, as to which the grace period, if any, related thereto has not yet expired, or being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (5) Liens of carriers, materialmen, warehousemen, mechanics and landlords and other similar Liens which secure amounts which are not yet overdue by more than 60 days or which are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (6) licenses, sublicenses, leases or subleases granted to other persons not materially interfering with the conduct of the business of the Company; (7) Liens securing capitalized lease obligations and purchase money indebtedness incurred solely for the purpose of financing an acquisition or lease permitted under clause (iii) of the definition of Permitted Indebtedness; (8) easements, rights-of-way, restrictions, encroachments, municipal zoning ordinances and other similar charges or encumbrances, and minor title deficiencies, in each case not securing debt and not materially interfering with the conduct of the business of the Company and not materially detracting from the value of the property subject thereto; (9) Liens arising out of the existence of judgments or awards which judgments or awards do not constitute an Event of Default; (10) Liens incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance, pension liabilities and social security benefits and Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety bonds, performance bonds and other obligations of a like nature (other than appeal bonds) incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money); (11) Liens in favor of a banking institution arising by operation of law encumbering deposits (including the right of set-off) and contractual set-off rights held by such banking institution and which are within the general parameters customary in the banking industry and only burdening deposit accounts or other funds maintained with a creditor depository institution; (12) usual and customary set-off rights in leases and other contracts; (13) escrows in connection with acquisitions and dispositions; (14) royalties and other rights to revenue derived from the sale of the Company’s products that are granted in the ordinary course of business; (15) Liens on the assets of a Project Subsidiary securing Indebtedness permitted under clause (vi) of the definition of Permitted Indebtedness so long as such Liens do not attach to the assets of the Company or any other Subsidiary of the Company; (16) Liens constituting contingent obligations of the applicable Subsidiary of the Company (and not the Company or any other EV Party) arising directly as a result of the unsecured Indebtedness permitted under clause (vii) of the definition of Permitted Indebtedness, which for the avoidance of doubt shall not attach to the assets of the Company, any EV Party or any other Subsidiary of the Company; (17) Liens constituting contingent obligations the applicable Subsidiary of the Company (and not the Company or any other EV Party) arising directly as a result of the unsecured guarantees permitted under clause (viii) of the definition of Permitted Indebtedness, which for the avoidance of doubt shall

28 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. not attach to the assets of the Company, any EV Party or any other Subsidiary of the Company; and (18) any Liens, other than the Liens set out in (1)-(17) above, incurred after the date of this Agreement, provided that such Liens do not exceed $3,000,000 at any given time and such Liens do not attach to any assets of any EV Party without the prior written consent of the Buyers. Notwithstanding the foregoing to the contrary, no Liens shall be permitted on any “Backlog” (as defined in the AR Convertible Debenture(s)) or on any Letter of Credit (as defined in the LC Convertible Debenture(s)). “Permitted Transfers” means the following transfers and sales of assets permitted under Section (4)(m)(v): (1) a transfer or sale of assets (A) from any EV Party to any Domestic EV Party, (B) from any Foreign EV Party to any other Foreign EV Party, (2) any transfer or sale in connection with the development of projects or real property owned by a non- EV Party in Brunalillo County, New Mexico or Scurry County, Texas, or any similar development with a joint developer developing the projects referenced in this sub-clause (2), or (3) other transfers or sales of assets that result in net cash proceeds from the First Closing Date during the term of this Agreement: (A) in an aggregate amount not to exceed $3,500,000 for such transfers and sales of assets of the EV Parties, provided that no EV Party may sell or otherwise transfer or pledge in any manner any accounts receivable, any equity interests, any assets included in the determination of “Backlog” (as defined in any AR Convertible Debenture), any Letters of Credit (as defined in any LC Convertible Debenture) or any assets constituting any part of the South African Project under this sub- clause (3)(A), and (B) in an aggregate amount not to exceed $25,000,000 for such transfers and sales of assets of all Subsidiary(ies) of the Company that are not EV Parties; provided that for each of sub-clause (3)(A) and sub-clause (3)(B) herein, any net cash proceeds received, directly or indirectly, by any EV Party or any Subsidiary(ies) of the Company that are not EV Parties shall give each Buyer the right receive either a cash redemption, dollar for dollar for the net cash proceeds so received, or to elect to convert, dollar for dollar for the net cash proceeds so received into Common Shares pursuant to the Convertible Debentures selected by each Buyer is its sole discretion, as set forth in Section (4)(s)(v)(2)(Redemption and Conversion Rights) of this Agreement, “Project” means an energy storage system project and any energy project that is reasonably related, ancillary or complimentary thereto, including any energy generation and energy storage and related infrastructure thereto and any data processing infrastructure. “Project Documents” means, for any Project, all material agreements and contracts relating to the acquisition, construction, development, ownership, operation and maintenance of such Project, in each case, other than any financing agreement(s) entered into in connection with such Project. “Project Subsidiary” means a special purpose subsidiary of the Company formed or designated for the sole purpose of development, construction or operation of a Project under designated Project Documents or the sole purpose of financing the purchase of equipment for a Project and any other Subsidiary holding equity securities in such entities. “Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any equity, warrants, or debt securities that are convertible into, exchangeable or

29 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. exercisable for, or include the right to receive additional Common Shares either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such security, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company (other than as a result of a change of control, fundamental change, asset sale, casualty, condemnation or eminent domain) or the market for the Common Shares (including any “full ratchet” or “weighted average” antidilution provisions, but not including any standard anti-dilution protection for any payment in respect of a tender offer or exchange offer, reorganization, recapitalization, dividend, distribution, stock split or other similar transaction), or (ii) enters into any “equity line of credit” or effects any offerings or sales pursuant to the equity purchase agreement, dated March 31, 2025, by and between the Company and Hudson Global Ventures, LLC or the equity purchase agreement, dated August 6, 2025, by and between the Company and Helena Global Investment Opportunities I Ltd. For the avoidance of doubt, the foregoing shall not include a transaction in which the Company enters into any “ATM agreement” or other continuous offering or similar offering of Common Shares (collectively, an “ATM Agreement”), or effects any offerings or sales pursuant to an ATM Agreement, including without limitation pursuant to the sales agreement entered into on November 12, 2024 with Jefferies LLC. (n) [Reserved]. (o) Guaranty and Collateral Matters. (i) The Company shall, and shall cause each of the EV Parties to guarantee the “Debenture Obligations” as set forth the GSA or such other Guaranty Agreement (if applicable) and to grant security interests and liens on its personal property as provided below in this Section 4(o), in the GSA and the other Security Documents referred to below. The Buyer(s) shall have a first priority, perfected lien on all Collateral (as defined below) purported to be granted under any Security Document at all times. (ii) The Company shall, and shall cause each EV Party to grant security interests and liens and to take such actions requested by the Buyer(s) to perfect such security interests and liens in all personal and real property of the Company and such EV Parties. (iii) Within thirty (30) days of any other subsidiary of the Company generating “Backlog” for purposes of the Borrowing Base Aggregate Amount or receiving any Customer Letter of Credit for purposes of the Convertible Debentures, the Company shall cause such Subsidiary (A) to execute and deliver a joinder agreement to the GSA and each other Security Document, as applicable, (B) to execute and deliver such other Security Documents as the Buyer(s) requests and (C) to deliver to the Buyer(s) such opinion letters, insurance certificates, officer’s certificates and other information, documents and instruments, for all documents referred to in this sub-clause (iii), each in form and substance reasonably satisfactory to the Buyer(s), as the Buyer(s) may request in connection therewith.

30 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (iv) The Company shall, and shall cause each Guarantor, to do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, each in form and substance reasonably satisfactory to the Buyer(s), as the Buyer(s) may reasonably request in order to carry out the intent and accomplish the purposes of this Section 4(o). Notwithstanding the foregoing to the contrary, none of Asset Vault, LLC, a Delaware limited liability company or any of its direct or indirect wholly owned Subsidiaries nor any other Subsidiary of the Company (other than as provided above) shall be required to enter into any Security Document as a “Grantor” or “Pledgor” or any Guaranty Agreement as a “Guarantor” thereunder. As used herein, “Collateral” means collectively, (a) all assets (including all accounts receivable, letters of credit and related assets of the grantors under the GSA and such other Pledged Collateral (as defined in the GSA)), (b) all “Collateral” or “Pledged Collateral” as defined in any Security Document, and (c) all such other assets and properties pledged or purported to be pledged to the Buyer(s) pursuant to a Security Document from time to time. (p) Delivery of Borrowing Base Certificate; Officer’s Certificate re Letters of Credit and Bonds; Etc. (i) As soon as reasonably practicable and in any event no later than five (5) Business Days after the filing of any Form 10-Q or Form 10-K by the Company with the SEC in accordance with the rules and regulations of the SEC (and in any event not later than fifty (50) calendar days following any calendar quarter end or one hundred and five (105) calendar days following any fiscal year end of the Company, as applicable, the Company shall deliver to the Buyers the following: (1) a Borrowing Base Certificate (as defined in a Convertible Debenture), in form, scope and substance satisfactory to each Buyer (a form of which (without attachments) is attached hereto as “Exhibit D”), certified by the Chief Financial Officer or the Chief Executive Officer of the Company, together with such supporting documentation as requested by any Buyer. The failure to timely deliver any Borrowing Base Certificate shall be an immediate Event of Default and the Borrowing Base Adjusted Amount (as defined in a Convertible Debenture) shall be reduced to $0. The Company shall deliver an updated Borrowing Base Certificate from time to time at the request of any Buyer; and (2) an Officer’s Certificate, certified by the Chief Financial Officer or the Chief Executive Officer of the Company, together with supporting documentation requested by any Buyer, which certifies to and attaches a schedule (or updated schedule) of (A) all Supplier Letter of Credit / Bonds (as defined in an LC Convertible Debenture, together with name of the beneficiary thereof and the issuing bank / bond issuer thereof, the face amount / bonded amount available thereunder, the expiry date / termination date thereof, and whether any demands have been made thereunder since the last Officer’s Certificate delivered to the Buyer and such other information as is requested from time to time by any Buyer and (B) all Customer Letters of Credit (as defined in an LC Convertible Debenture), together with the name of the Customer (so long as disclosure thereof shall not constitute Material Non-public Information (or MNPI)) or the Project

31 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. for whom such Customer Letter of Credit has been issued, the name of the issuing bank, the face amount thereof, the expiry date thereof and such other information as is requested from time to time by any Buyer and whether any demands have been made thereunder since the last Officer’s Certificate delivered to the Buyer. (ii) The Company will, and will cause any EV Party to, at the Company’s expense, permit any auditors or other advisors of the Buyer(s) access to the books and records of the Company or such EV Party to audit the information provided by the Company to the Buyers under this Agreement and the other Transaction Documents and to meet management of such EV Party, all during normal business hours from time to time and upon reasonable request. (q) Rank. Each Convertible Debenture shall rank pari passu with each other Convertible Debenture issued under this Agreement. Each Convertible Debenture shall rank pari passu with all other senior indebtedness of the Company. (r) Insurance. The Company and each of its Subsidiaries are (and so long as any Convertible Debenture remains outstanding shall continue to be) insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The Company shall ensure that the Buyers are identified as a lender loss payee on all property insurance policies and as an additional insured on all liability policies (including excess liability policies and umbrella policies) and, in each case, the insurance company shall provide the Buyers at least thirty (30) days prior notice of the termination of any such policies (10 days’ prior written notice for non-payment). (s) Additional Covenants. (i) Events of Default. For the period commencing on the date hereof to and including the First Closing Date, any violation of this Section 4 shall be and shall be deemed to be an Event of Default for all purposes under this Agreement. (ii) EV Parties. The Company shall not, nor shall the Company permit any EV Party, to sell or otherwise transfer or dispose of any equity interests of any EV Party or “Guarantor” party to any Guaranty Agreement. At all times all EV Parties (other than the Company) shall be wholly owned, direct or indirect, Subsidiaries of the Company. (iii) South African Project. The Company shall at all times be the owner of the South African Project and receive all financial benefits and profits therefrom. (iv) Post-Closing Covenants. On or before the dates set forth on Schedule II attached hereto the Company shall, and shall cause its Subsidiaries to, take the actions set forth therein. (v) Redemption and Conversion Rights. (1) Conversion Rights. If while any Convertible Debenture remains outstanding when demand is made under any of the guarantees described in clauses (vii) or (viii) of the definition of “Permitted Indebtedness” and the aggregate demanded amount thereunder is

32 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. $5,000,000 or more, then each Buyer of a Convertible Debenture shall have the right to convert amounts demanded in excess of $5,000,000 into Common Shares pursuant to the Convertible Debentures selected by each Buyer in its sole discretion. The amounts eligible for conversion pursuant to this Section (4)(s)(v) shall be in addition to amounts eligible for conversion under the applicable Convertible Debentures and shall have the effect of adjusting the Redemption Schedule by reducing the Installment Amount of future payments coming due in reverse chronological order (i.e. starting with the latest payments first). Each Buyer shall have the right in its sole discretion and by providing written notice to the Company within two (2) Business Days of receiving notice from the Company of an instance of the event described above to decline the right to convert amounts in respect of such instance as hereinabove provided, in which case no adjustment shall be made to the Redemption Schedule. Any election to decline the right to convert in any one instance shall not affect a Buyer’s right to elect to convert amounts set forth hereinabove at any other time. (2) Redemption Rights – Permitted Transfers. If while any Convertible Debenture remains outstanding any Permitted Transfer is made pursuant to clause (3) of the definition thereof, then each Buyer of a Convertible Debenture shall have a have the right at the election of the applicable Buyer to (A) receive payment of the net cash proceeds identified therein in cash or, (B) have the right to convert the amount of the net cash proceeds identified therein into Common Shares pursuant to the Convertible Debentures selected by each Buyer in its sole discretion. Amounts received by a Buyer under any Convertible Debenture, whether in cash or by conversion into Common Shares pursuant to this Section (4)(s)(v), shall be in addition to all cash Installment Payments owed under the applicable Convertible Debenture and/or amounts eligible for conversion under the applicable Convertible Debenture and, in each case, shall have the effect of adjusting the Redemption Schedule by reducing the Installment Amount of future payments coming due in reverse chronological order (i.e. starting with the latest payments first). (3) Redemption Rights – Incurrence of Indebtedness. If the Company incurs any indebtedness permitted under clause (iv) of the definition of “Permitted Indebtedness” the Company shall repay in cash the Convertible Debentures in an amount required under such clause (iv). 5. REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND. (a) Register. The Company shall maintain at its principal executive offices or with the Transfer Agent (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Convertible Debentures in which the Company shall record the name and address of the Person in whose name the Convertible Debentures have been issued (including the name and address of each transferee), the principal amount (and stated interest) of Convertible Debentures held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives. The Company shall maintain the register in a manner that complies with the “registered form” requirements in Section 5f.103-1(c) of the United States Treasury Regulations. (b) Transfer Restrictions. The Securities may only be disposed of in compliance with applicable state and federal securities laws and in compliance with any provision of any other Transaction Document. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Buyer or in

33 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. connection with a pledge as contemplated herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Buyer under this Agreement. (c) Conversion and Exercise Procedures. The form of Conversion Notice included in the Convertible Debentures set forth the totality of the procedures required of the Buyers in order to convert the Convertible Debentures. Except as provided in Section 2(f) and Section 5(b), no additional legal opinion, other information or instructions shall be required of the Buyers to convert their Convertible Debentures. The Company shall honor conversions of the Convertible Debentures and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Convertible Debentures. 6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Convertible Debentures to each Buyer at each Closing is subject to the satisfaction, at or before each Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion in accordance with the terms of Section 9(k): (a) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company. (b) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(d), if any) for the Convertible Debentures being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with a letter, duly executed by an officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (the “Closing Statement”). (c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of each Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to such Closing Date. 7. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase its Convertible Debentures at each Closing is subject to the satisfaction, at or before each Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion in accordance with the terms of Section 9(k):

34 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (a) The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents (including each Security Document) to which it is a party and the Company shall have duly executed and delivered to such Buyer a Convertible Debenture with a principal amount corresponding to the Subscription Amount set forth opposite such Buyer’s name on the Schedule of Buyers attached as Schedule I for the Closing. (b) Such Buyer shall have received the opinion of counsel to the Company, dated as of the First Closing Date, in the form reasonably acceptable to such Buyer. (c) The Company shall have delivered to each Buyer a customary officer’s certificate, duly executed by an authorized officer of the Company, Energy Vault and each other Guarantor, certifying and attaching copies of the certified charter, as well as any shareholder or operating agreements, of the Company, Energy Vault and each other Guarantor, resolutions of the board of directors (or such other applicable governing body) of the Company, Energy Vault and such other Guarantors approving the transactions under the Transaction Documents (and said approvals shall not have been amended, rescinded or materially modified in any manner and shall be in full force and effect as of the First Closing) and incumbency; and (B) the Company shall have delivered to the Buyers copies of each Subsidiaries certified copies of its charter, as well as any shareholder or operating agreements by or among the shareholders or members of any of the Company’s Subsidiaries. (d) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each Guarantor as of a date within ten (10) days of the Closing Date. (e) Each Buyer shall have received (A) all customary UCC, tax, pending litigation, judgment, bankruptcy and other diligence searches (and the foreign equivalent thereof for Company and any foreign Subsidiary), in each case, reasonably requested by such Buyer and (B) payoff letters and UCC-3 Amendment (termination statements)(or the foreign equivalent) requested by such Buyer for debt or liens not permitted pursuant to the terms of the Transaction Documents. (f) The Buyers shall be satisfied that the Buyers have a perfected, first priority security interest and Lien in the Collateral (subject to the post-closing obligations set forth in Section 4(s)). (g) Each and every representation and warranty of the Company and each Guarantor shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of each Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company and such Guarantor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions set forth in each Transaction Document required to be performed, satisfied or complied with by the Company or such Guarantor at or prior to each Closing Date. (h) The Common Shares (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of each Closing Date, by the

35 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of each Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by receiving a notification from the Principal Market of falling below the minimum maintenance requirements of the Principal Market that is not subject to a cure period. (i) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents. (j) Since the date of the Company’s most recent Form 10-K filing (without amendment) being filed with the SEC in accordance with the rules and regulations of the SEC, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result in a Material Adverse Effect or an Event of Default (as defined in the Convertible Debentures). (k) Such Buyer shall have received the Closing Statement. (l) (i) From the date hereof to the applicable Closing Date, trading in the Common Shares shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and (ii) at any time from the date hereof to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at the Closing. (m) The board of directors of the Company and each Guarantor has approved the transactions contemplated by the Transaction Documents; said approval has not been amended, rescinded or materially modified and remains in full force and effect as of such Closing, and a true, correct and complete copy of such resolutions duly adopted by the board of directors of the Company and each such Guarantor shall have been provided to the Buyers. (n) The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request. (o) The Company shall have delivered to the Buyer a compliance certificate executed by an executive officer of the Company certifying that Company has complied with all of the conditions precedent to the applicable Closing set forth herein and which may be relied upon by the Buyer as evidence of satisfaction of such conditions without any obligation to independently verify.

36 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. 8. TERMINATION. In the event that the First Closing shall not have occurred with respect to a Buyer within five (5) days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Convertible Debentures shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described herein. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. 9. MISCELLANEOUS. (a) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance. (b) Jurisdiction; Venue; Service. (i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the State of New York (the “Governing Jurisdiction”) and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction. (ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Buyer or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum. (iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Buyer arising out of or based upon this Agreement or any matter relating to this Agreement, or any other Transaction Document, or any contemplated transaction, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Buyer in any suit, claim, action, litigation or proceeding brought by the Buyer against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Buyer brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and

37 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Buyer against the Company. The Company agrees that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Buyer in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company irrevocably and unconditionally agrees that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Buyer arising out of or based upon this Agreement or any matter relating to this Agreement, or any other Transaction Document, or any contemplated transaction, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Buyer agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (iv) The Company and the Buyer irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Agreement, such service to become effective thirty (30) days after the date of mailing. (v) Nothing herein shall affect the right of the Buyer to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction. (c) WAIVER OF JURY TRIAL. THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY MATTER RELATING TO THIS AGREEMENT, OR ANY OTHER TRANSACTION DOCUMENT, OR ANY CONTEMPLATED TRANSACTION. THE PARTIES ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY. (d) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

38 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (e) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found. (f) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the party to be charged with enforcement. (g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and email addresses for such communications shall be: If to the Company, to: ENERGY VAULT HOLDINGS, INC. 4165 East Thousand Oaks Blvd., Suite 100 Westlake Village, California 91362 Attention: General Counsel E-Mail: legal@energyvault.com With Copy (which shall not constitute Notice) to: Vinson & Elkins L.L.P. 1114 Avenue of the Americas, 32nd Floor New York, NY 10036 Attention: Brenda Lenahan; Katherine Frank; Caitlin Lawrence Email: blenahan@velaw.com; kfrank@velaw.com; caitlinlawrence@velaw.com If to a Buyer, to its address and email address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, With copy to: David Fine, Esq. c/o Yorkville Advisors Global, LP 1012 Springfield Avenue Mountainside, NJ 07092

39 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. Email: legal@yorkvilleadvisors.com or to such other address, email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e- mail service provider containing the time, date, recipient e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Convertible Debentures (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by such Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. In connection with any transfer of any or all of its Securities, a Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities. (i) Indemnification. (i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors and employees (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable and documented attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) any disclosure properly made to such Buyer pursuant to Section 4(g), or (D) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking

40 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. (ii) Promptly after receipt by the Indemnitee under this Section 9(i) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against an indemnified party under this Section 9(i), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (A) the indemnifying party has agreed in writing to pay such fees and expenses; (B) the indemnifying party shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both Indemnitee and the Company Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the indemnifying party (in which case, if such Indemnitee notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party), provided further, that in the case of clause (C) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the indemnifying party all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The indemnifying party shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. The indemnifying party shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of any liability to the Indemnitee under this Section 9, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

41 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. (iii) The indemnification required by this Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills supporting the Indemnified Liabilities are received by the indemnifying party. (iv) The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the indemnifying party or others, (B) any liabilities the indemnifying party may be subject to pursuant to the law, and (C) any indemnification agreement contained in any other Transaction Document. (v) The indemnity agreement contained herein shall survive the termination of this Agreement. (j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. (k) No Waiver. Any waiver by a party of any breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No provision of this Agreement may be waived or amended other than by a written agreement signed by the parties to this Agreement. No custom or practice of the parties at variance with the terms hereof shall constitute a waiver by any party of its right to exercise any right, power or remedy available to it hereunder or any other right, power or remedy or to demand strict compliance with the terms of this Agreement. [REMAINDER PAGE INTENTIONALLY LEFT BLANK]

42 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above. COMPANY: ENERGY VAULT HOLDINGS, INC. By: /s/ Michael Beer Name: Michael Beer Title: Chief Financial Officer

43 DM3\22648606.14 Confidential - For Official Use Only Confidential - For Official Use Only - PROPRIETARY INFORMATION OF ENERGY VAULT HOLDINGS, INC. IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above. BUYER: YA II PN, LTD. By: Yorkville Advisors Global, LP Its: Investment Manager By: Yorkville Advisors Global II, LLC Its: General Partner By: /s/ Matt Beckman Name: Matt Beckman Title: Member